UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KESTRA MEDICAL TECHNOLOGIES, LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Shareholders,

On behalf of the board of directors (the “Board of Directors”) of Kestra Medical Technologies, Ltd. (the “Company” or “Kestra”), we are pleased to invite you to attend the Company’s 2026 Annual General Meeting of Shareholders (the “Annual Meeting”), which will be held on Wednesday, September 9, 2026, at 9:00 a.m. Eastern Time. The Annual Meeting will be conducted virtually via live webcast. You will be able to attend the Annual Meeting, vote and submit questions virtually via live webcast by visiting www.virtualshareholdermeeting.com/KMTS2026. To be admitted to the Annual Meeting webcast, you must enter the 16-digit control number included on your proxy card, voter instruction form or Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) you received.

The accompanying proxy statement (the “Proxy Statement”) contains details of the business to be conducted at the Annual Meeting, which are:

1.
to elect three nominees identified in the accompanying Proxy Statement to serve as Class II directors until the Company’s 2029 annual meeting of shareholders and until their successors are duly elected and qualified;
2.
to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027; and
3.
to transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Additionally, shareholders at the Annual Meeting will receive the Company’s audited financial statements (together with the auditor report of the Company’s independent registered public accounting firm) for the fiscal year ended April 30, 2026 pursuant to the Bermuda Companies Act 1981, as amended, and the Company’s Bye-laws.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone, or by mail. Voting by proxy will ensure your representation at the Annual Meeting regardless of whether you attend. If you decide to attend the Annual Meeting online, you will be able to vote electronically or via phone using the 16-digit control number, even if you have previously submitted your proxy.

On behalf of the Board of Directors, we would like to express our appreciation for your interest and support in Kestra.

Sincerely,

/s/ Brian Webster	/s/ Jeffrey Schwartz
Brian Webster	Jeffrey Schwartz
President, Chief Executive Officer and Director	Chairman of the Board of Directors

NOTICE OF THE 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Meeting Date, Time, and Place

The 2026 Annual General Meeting of Shareholders (the “Annual Meeting”) of Kestra Medical Technologies, Ltd. (the “Company” or “Kestra”) will be held on September 9, 2026, at 9:00 a.m. Eastern Time.

The Annual Meeting will be virtual-only. You will be able to attend the Annual Meeting, vote and submit questions virtually via live webcast by visiting www.virtualshareholdermeeting.com/KMTS2026. You can attend the Annual Meeting, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/KMTS2026. To be admitted to the Annual Meeting webcast, you must enter the 16-digit control number included on your proxy card, voter instruction form or Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) you received. The webcast is designed to provide shareholders the opportunity to participate virtually to facilitate shareholder attendance and provide a consistent experience to all shareholders, regardless of location. For further information on Annual Meeting logistics, see the section titled “Commonly Asked Questions and Answers About the Annual Meeting.”

Agenda

The Annual Meeting will be held for the following purposes:

1.
to elect three nominees identified in the accompanying proxy statement (the “Proxy Statement”) to serve as Class II directors until the Company’s 2029 annual meeting of shareholders and until their successors are duly elected and qualified;
2.
to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027; and
3.
to transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Additional Items

Additionally, in accordance with the Bermuda Companies Act 1981, as amended, and Bye-law 176 of the Company’s Bye-laws, the Company’s audited financial statements for the year ended April 30, 2026 (together with the auditor report of the Company’s independent registered accounting firm), contained within the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2026 (the “Annual Report”), will be presented at the Annual Meeting. The Board of Directors has approved these statements. There is no requirement under Bermuda law that these statements be approved by shareholders and no such approval will be sought at the Annual Meeting.

Record Date

Shareholders of record as of the close of business on July 17, 2026 are entitled to notice of and to vote at the Annual Meeting.

Board Recommendations

The Board of Directors recommends that you vote:

•
FOR the election of the director nominees named in Proposal No. 1; and
•
FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, as described in Proposal No. 2.

Your vote is important. Whether or not you plan to attend the Annual Meeting online, we encourage you to read the accompanying Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended April 30, 2026 (the “Annual Report”), and submit your proxy as soon as possible using one of the three voting methods described in the “Commonly Asked Questions and Answers About the Annual Meeting” section in the Proxy Statement.

By Order of the Board of Directors,

/s/ Traci S. Umberger
Traci S. Umberger
General Counsel, Chief Administrative Officer and Director

July 28, 2026

Kirkland, Washington

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 9, 2026.

The Notice of Annual Meeting, the Proxy Statement and the Annual Report are available on our website at https://investors.kestramedical.com. Additionally, you may access our proxy materials at www.proxyvote.com.

The Notice of Internet Availability of proxy materials is first being delivered to the Company’s shareholders of record on or about July 28, 2026.

The appointment of a proxy must be received not later than September 8, 2026 at 11:59 p.m. Eastern Time, or such other deadline determined for any adjourned meeting.

CAUTIONARY STATEMENTS

This proxy statement contains forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements; and other statements that are not historical fact, and actual results could differ materially. Risks that could cause actual results to differ are set forth in the “Risk Factors” section of, and elsewhere in, our Annual Report on Form 10-K for the fiscal year ended April 30, 2026, and our other filings with the Securities and Exchange Commission (the "SEC"). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on management estimates, projections, and assumptions, and we undertake no obligation to update any such statements.

Certain documents and information referenced in this proxy statement are available on our website. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this Proxy Statement.

Unless otherwise expressly stated or context requires otherwise, information in this Proxy Statement is as of July 28, 2026.

PROXY STATEMENT

FOR THE 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS

SEPTEMBER 9, 2026

We have sent you this Proxy Statement and the enclosed proxy card because the Board of Directors (the “Board”) of Kestra Medical Technologies, Ltd. (referred to herein as the “Company,” “Kestra,” “we,” “us,” or “our”) is soliciting your proxy to vote at our 2026 Annual General Meeting of Shareholders (the “Annual Meeting”), which will be held on Wednesday, September 9, 2026, at 9:00 a.m. Eastern Time. The Annual Meeting will be held online via live webcast at www.virtualshareholdermeeting.com/KMTS2026.

This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote. The proxy card is the means by which you authorize another person to vote your shares in accordance with your instructions.

We have elected to take advantage of the “Notice and Access” rules adopted by the Securities and Exchange Commission (the “SEC”), which allow us to provide shareholders access to our proxy materials over the internet in lieu of mailing printed copies. The Notice of Annual Meeting, the Proxy Statement and the Annual Report are available on our website at https://investors.kestramedical.com. Additionally, you may access our proxy materials at www.proxyvote.com.

We will begin mailing the Notice of Internet Availability to our shareholders of record as of July 17, 2026 (the “Record Date”) for the first time on or about July 28, 2026. The Notice of Internet Availability contains instructions regarding how you can elect to receive these proxy materials in printed form by mail or electronically by email. This election to receive proxy materials by mail or email will remain in effect until you terminate it.

The Notice of Internet Availability will contain instructions on how to access and review the proxy materials and will also contain instructions on how to request a printed copy of the proxy materials. In addition, we have provided brokers, dealers, banks, voting trustees, and their nominees, at our expense, with additional copies of our proxy materials and the Annual Report so that our shareholders of record can supply these materials to the beneficial owners of shares of our common shares as of the Record Date.

COMMONLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

We have made the Proxy Statement and the proxy card available to you on the internet or, upon your request, have delivered printed proxy materials to you, because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting online to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may complete, sign, and return the proxy card, or follow the instructions below to submit your proxy over the telephone or on the internet.

The Notice of Annual Meeting, Proxy Statement and the accompanying proxy card will be first made available for access on or about July 28, 2026, to all shareholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Shareholders of record who own our common shares as of the close of business on July 17, 2026 (the “Record Date”) are entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 58,603,121 shares of common shares issued and outstanding and entitled to vote.

Shareholder of Record

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common shares, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote at the Annual Meeting by attending the Annual Meeting online or you may vote by proxy. Whether or not you plan to attend the Annual Meeting online, we encourage you to fill out and return the proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, custodian, or other similar organization acting as nominee (each, a “broker”), then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.

What is the quorum requirement?

A quorum is necessary to conduct business at the Annual Meeting. A quorum will be present if two or more holders are present in attendance or represented by proxy at the Annual Meeting and represent in excess of 50% of the total issued common shares of the Company that are entitled to vote at the Annual Meeting. You are part of the quorum if you have timely returned a properly executed proxy card. Abstentions and broker non-votes also are counted in determining whether a quorum is present. (See below regarding broker non-votes.)

What am I being asked to vote on?

You will be voting on:

1.
the election of Traci S. Umberger, Raymond W. Cohen, and Kevin Reilly to serve as Class II directors until the Company’s 2029 annual meeting of shareholders and until their successors are duly elected and qualified;
2.
the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027; and
3.
any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does the Board recommend I vote on these matters?

The Board recommends you vote:

1.
FOR the election of Traci S. Umberger, Raymond W. Cohen, and Kevin Reilly as Class II directors; and
2.
FOR the ratification of the appointment of PricewaterhouseCoopers as the Company’s independent registered accounting firm for the fiscal year ending April 30, 2027.

What is the vote required for each matter?

The table below sets forth the vote required for each proposal to be passed. A “majority of votes cast” means that the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” that proposal, without regard to abstentions and broker non-votes.

Voting Item		Board Recommendation	Vote Required	Effect of Abstention	Effect of Broker Non-Votes
1.	Election of director nominees	FOR each nominee	Majority of votes cast	None	None

2.	Ratification of the appointment of independent registered accounting firm	FOR	Majority of votes cast	None	Not applicable*

*Under applicable listing exchange rules, Proposal 2 is considered “routine,” meaning your broker can vote your shares without receiving instructions from you. Therefore, no broker non-votes are expected in connection with this proposal.

How do I vote?

The procedures for voting are as follows:

Shareholder of Record

If you are a shareholder of record, you may vote at the Annual Meeting online by logging in at www.virtualshareholdermeeting.com/KMTS2026 and entering the 16-digit control number listed on your proxy card. Alternatively, you may vote by proxy before the Annual Meeting in the following ways:

•
via the internet at www.proxyvote.com;
•
by telephone by calling 1-800-690-6903; or
•
by signing and returning the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Whether or not you plan to attend the Annual Meeting online, we encourage you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting online and vote online. In such case, your previously submitted proxy will be disregarded.

Beneficial Owner

If you are a beneficial owner, you should have received a voting instruction card and voting instructions with these proxy materials from your broker. To ensure your vote is counted, you must complete and mail the voting instruction card as directed. To vote at the Annual Meeting online, you must obtain a valid proxy from your broker. Follow the instructions from your broker included with these proxy materials, or contact your broker to request a proxy form.

Who counts the votes?

A delegate of Broadridge Financial Services, Inc. will serve as the inspector of election (the “Inspector of Election”) and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker of the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in “street name,” the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker or other shareholder of record indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares in “street name,” please be sure to instruct your broker how to vote to ensure that your vote is counted on each of the proposals.

Which proposals are considered “routine” or “non-routine?”

Proposal 1, the election of directors, is considered “non-routine” under applicable rules. A broker cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1. If you hold your shares in “street name” and do not give voting instructions to your broker, your shares will not be voted for Proposal 1.

Proposal 2, the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2027, is considered “routine” under applicable rules. A broker may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2.

How many votes do I have?

On each proposal, you have one vote for each common share you own as of the Record Date.

What if I return a proxy card but do not make specific choices?

If we receive a signed and dated proxy card that does not specify how your shares are to be voted, your shares will be voted as follows:

•
“For” the election of three nominees for director; and
•
“For” the ratification of the appointment of PricewaterhouseCoopers LLP, as our independent registered public accounting firm for the fiscal year ending April 30, 2027.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares in his or her discretion.

What is a proxy?

By appointing a proxy, you authorize a specified person or persons (known as your proxy or proxies) to vote your shares on your behalf at the Annual Meeting in the way that you instruct on the proxy card. A proxy may exercise all of your rights to attend, speak and vote at the Annual Meeting. A proxy need not be a shareholder of the Company. By use of a proxy, you can have your shares voted, whether or not you attend the meeting. All shares represented by valid proxies received and not revoked before the Annual Meeting will be voted in accordance with the shareholder’s specific voting instructions. If we have received your executed proxy card and you have not given specific voting instructions, your shares will be voted as recommended by our Board and in the discretion of your proxy upon such other matters as may properly come before the Annual Meeting.

Shareholders are strongly encouraged to appoint Brian Webster, our President and Chief Executive Officer, and Traci S. Umberger, our General Counsel and Chief Administrative Officer, as your proxy. If you execute and return your proxy card without appointing a different proxy, Mr. Webster and Ms. Umberger will be deemed to be your proxy. This ensures that your vote will be counted if you are not able to attend the Annual Meeting.

The appointment of a proxy must be received not later than September 8, 2026 at 11:59 p.m. Eastern Time, or such other deadline determined for any adjourned meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

How can I obtain additional copies of the Annual Report or Notice of Annual Meeting and Proxy Statement?

If you would like a printed or email copy of Kestra’s Annual Report or Notice of Annual Meeting and Proxy Statement at no charge, please follow the instructions in the Notice of Internet Availability or contact the General Counsel by mail at 3933 Lake Washington Blvd NE, Suite 200, Kirkland, Washington 98033 or by email at corporatesecretary@kestramedical.com. We will promptly deliver to you the materials that you request.

In addition, shareholders may request to receive a free printed or email copy of the proxy materials from Broadridge by internet at proxyvote.com, by email to sendmaterial@proxyvote.com, or by telephone at +1-800-579-1639. Please have your Control Number available and, if you are sending an email, please include your Control Number in the subject line. All requests for additional materials in advance of the Annual Meeting should be made prior to August 27, 2026 to ensure timely delivery in advance of the Annual Meeting.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards.

Only one mailing with a copy of the Notice of Annual Meeting (or a hardcopy of our Annual Report and Notice of Annual Meeting and Proxy Statement, if requested) is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of those shareholders. See “Additional Information—Householding of Proxy Materials” for more information.

Can I change my vote after submitting my proxy?

Yes, you can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a shareholder of record, you may revoke your proxy by:

•
submitting another properly completed proxy with a later date;
•
sending a written notice that you are revoking your proxy to our General Counsel at 3933 Lake Washington Blvd NE, Suite 200, Kirkland, Washington 98033; or
•
attending the Annual Meeting online and voting during the Annual Meeting. Simply attending the Annual Meeting online will not, by itself, revoke your proxy.

If your shares are held by your broker, you should follow the instructions provided by them.

How do I attend the virtual Annual Meeting?

The live webcast of the Annual Meeting will begin promptly at 9:00 a.m. Eastern Time on September 9, 2026. Online access to the live webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our shareholders to log in and test their devices’ audio system. We encourage you to access the meeting in advance of the designated start time.

To attend the Annual Meeting, you will need to log in at www.virtualshareholdermeeting.com/KMTS2026 by using the 16-digit control number listed on your proxy card.

Is technical assistance provided before and during the virtual Annual Meeting?

Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have support team ready to assist shareholders with any technical difficulties they may have accessing or hearing the virtual meeting.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log in page.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Implications of being an “emerging growth company.”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of: (a) the last day of the fiscal year following the fifth anniversary of the consummation of our initial public offering, (b) the last day of the fiscal year in which we have total annual gross revenue of at least $1.235 billion, (c) the last day of the fiscal year in which we are deemed to be a large accelerated filer, which means the market value of our common shares that is held by non-affiliates exceeds $700 million as of the last business day of the second fiscal quarter of such year, or (d) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board currently consists of eight members who are divided into three classes, designated as Class I, Class II, and Class III. Each class has a staggered, three-year term. Class I directors’ terms expire at the 2028 annual meeting of shareholders, Class II directors’ terms expire at the Annual Meeting, and Class III directors’ terms expire at the 2027 annual meeting of shareholders. At each annual meeting of shareholders until our 2031 annual meeting of shareholders (the “2031 Annual Meeting”), directors whose terms are expiring will be succeeded by newly-elected directors, who will serve from the time of their election and qualification until the third subsequent annual meeting of shareholders. From and after the 2031 Annual Meeting, the Board will be declassified and our directors will be elected to hold office for a one-year term expiring at the next annual meeting of shareholders. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors, and such persons shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until their successors are elected and qualified.

The following table sets forth information with respect to our directors and director nominees as of July 17, 2026:

Name	Class	Age	Position	Director Since Fiscal Year	Current Term Expires Fiscal Year	Expiration of Term For Which Nominated
Raymond W. Cohen	II	67	Director	2024	2026	2029
Conor Hanley	I	57	Director	2025	2028
Mary Kay Ladone	III	60	Director	2025	2027
Elizabeth Kwo, M.D.	I	45	Director	2025	2028
Kevin Reilly	II	35	Director	2024	2026	2029
Jeffrey Schwartz	III	47	Director, Chairman	2023	2027
Traci S. Umberger	II	63	GC, CAO, Director (1)	2021	2026	2029
Brian Webster	III	62	President, CEO, Director (2)	2021	2027

(1)
“CEO”: Chief Executive Officer
(2)
“GC”: General Counsel; “CAO”: Chief Administrative Officer

Upon the recommendation of our nominating and corporate governance committee, the Board has nominated for re-election Traci S. Umberger, Raymond W. Cohen, and Kevin Reilly to serve as Class II directors until the 2029 annual meeting of shareholders or until their successors are duly elected and qualified. Each director has agreed to serve if elected, and there is no reason to believe that Ms. Umberger, Mr. Cohen, and Mr. Reilly will be unable to serve.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Ms. Umberger, Mr. Cohen, and Mr. Reilly. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose.

Nominees for Election to the Board in 2026

The following information describes the offices held, other business directorships and the term of service of each director nominee, as well as the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and the Board to determine that the director nominee should serve as a director. Beneficial ownership of equity securities for these director nominees is shown under “Security Ownership of Certain Beneficial Owners and Management” below.

Class II Director Nominees to Serve for a Three-Year Term Expiring at the 2029 Annual Meeting

Raymond W. Cohen has been a member of our Board since 2025 and is a member of our audit committee and the chair of our compensation committee. Additionally, Mr. Cohen was a member of the board of directors of our subsidiary, Kestra Medical Technologies, Inc., from 2024 to 2025. Mr. Cohen is an accredited public company director and currently serves on the board, including the audit and compensation committees, of RxSight (Nasdaq: RXST), a medical technology company that makes and markets adjustable intraocular lens to customize vision after cataract surgery. He is the chairman of the board of directors of a number of privately held companies, including Biobeat Technologies, Spiro Medical, Archimedes Vascular, Resonant Link Medical and ExNuero. In addition, Mr. Cohen is also an Operating Partner of the venture fund Star51 Capital as well as a Venture Partner with Andera Partners (Paris) and Sherpa Capital Partners (Beijing).

From 2013 to late 2024, Mr. Cohen was the Chief Executive Officer and a member of the board of directors of Axonics, Inc. (Nasdaq: AXNX), a medical device company employing implantable neurostimulation to treat bladder and bowel disorders, during which time he oversaw the company’s initial public offering in 2018 and led the company’s sale to Boston Scientific Corporation (NYSE: BSX) ("Boston Scientific") in late 2024. Mr. Cohen also served as chairman of the board of SoniVie, Ltd., an Israeli medical device company sold to Boston Scientific in May 2025 and Nalu Medical sold to Boston Scientific in October 2025. Earlier in his career, Mr. Cohen served almost a decade as the CEO and Chairman of Cardiac Science, Inc. (formerly NASDAQ: DFIB), a manufacturer of automated external defibrillators, now owned by Zoll Medical. He was also previously the chairman of BioLife Solutions, Inc. (Nasdaq: BLFS) and held board positions at Spectrum Pharmaceuticals (Nasdaq: SPPI) and LifeWatch (LIFE.SW), as well as private companies including Syncroness, Inc. Mr. Cohen received his B.S. in Business Management from Binghamton University. We believe Mr. Cohen is qualified to serve on our Board based on his decades of experience as a medical technology executive and as a board member of medical technology companies.

Kevin Reilly has been a member of our Board since 2025 and is a member of our compensation committee. Additionally, Mr. Reilly was a member of the board of directors of our subsidiary, Kestra Medical Technologies, Inc., from 2024 to 2025. Mr. Reilly has been with Ally Bridge Group since 2021 and is a managing director, head of medtech, for the private equity strategy, focused on transactions across healthcare subsectors. From 2014 to 2021, Mr. Reilly was a principal at CRG, a healthcare investment management firm providing growth capital to companies through the form of long-term debt and equity. Mr. Reilly began his career in the Healthcare Investment Banking Group at Stifel. Mr. Reilly received his B.S. in Finance and Information Systems from the University of Maryland. We believe Mr. Reilly is qualified to serve on our Board based on his experience in healthcare investment and management, as well as prior experience as a director of over a dozen medical device companies, including many at a similar stage of development to Kestra.

Traci S. Umberger is our Co-Founder, General Counsel and Chief Administrative Officer and has been a member of the Board of Kestra Medical Technologies, Ltd. since 2021. She has also been a director of our subsidiary, Kestra Medical Technologies, Inc., since 2016. Ms. Umberger has over 35 years of experience in the life sciences industry, including 10 years as General Counsel and Chief Administrative Officer at Physio-Control, Inc. As a Co-Founder of Kestra, Ms. Umberger has been building the company since 2014, when the predecessor company Physio-Control Development Corporation became fully independent from Physio Control Inc. following its acquisition by Bain Capital, LLC in 2012. Ms. Umberger currently oversees Kestra’s Legal, Compliance, and Human Resources functions. Earlier in her career, she practiced in the areas of commercial and healthcare litigation, representing physicians and hospitals. Ms. Umberger received her B.A. in Psychology/English from the University of British Columbia and her J.D. from the University of British Columbia. We believe Ms. Umberger is qualified to serve on our Board based on her extensive legal career to date and extensive knowledge of our company through her role as our Co-Founder, General Counsel and Chief Administrative Officer.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

Continuing Directors

The following information describes the offices held, other business directorships, the class and term of each director whose term continues beyond the Annual Meeting and who is not subject to election this year, as well as the experiences, qualifications, attributes or skills that caused the Board to determine that the director should serve as a director. Beneficial ownership of equity securities for these directors is also shown under “Security Ownership of Certain Beneficial Owners and Management” below.

Class I Directors (terms expiring at the 2028 Annual Meeting)

Conor Hanley has served as a member of our Board since 2025 and is a member of our audit committee. Mr. Hanley currently serves as the Chief Executive Officer of Foundry Innovation & Research 1, Ltd. (“FIRE1”). Mr. Hanley brings nearly a decade of distinguished experience in the medical technology industry, with a proven track record of leadership and innovation. Since 2016, he has been an integral member of FIRE1’s executive team, where he has played a critical role in advancing the company’s mission to revolutionize heart failure management. Mr. Hanley previously worked with ResMed Inc. (“ResMed”) where he held senior management positions including leading up Chronic Disease management solutions globally, the global Cardiology business unit, and the Ventures and Initiatives global business unit for corporate investments and accelerating new business. Prior to ResMed, Conor was Chief Executive Officer and Co-Founder of BiancaMed, Inc., which was acquired by ResMed in 2011. For over 7 years, he led a team that grew the company through three rounds of venture funding from top-tier international venture funds, launching products in Japan and U.S. (selling to major retailers, including the Apple store) and building the supply chain with mass production in China. Mr. Hanley was awarded a Ph.D. in Chemical Engineering from the University of Pennsylvania, an MBA from INSEAD and a BEng from University College Dublin. Mr. Hanley completed the Leadership4Growth program at Stanford University and is qualified Chartered Director from the Institute of Directors, U.K. We believe that Mr. Hanley is qualified to serve on our Board due to his industry expertise, strategic vision, and proven commitment to patient-centered innovation.

Elizabeth Kwo, M.D., has served as a member of our Board since 2025 and is a member of our nominating and corporate governance committee. Dr. Kwo currently serves as the President of Vanna Health, Inc. Dr. Kwo has over 20 years of experience as a physician, healthcare executive, entrepreneur, and board leader, scaling digital health platforms and implementing data-driven innovations to improve patient outcomes and reduce costs. Dr. Kwo served as the Chief Commercial Officer of Everly Health, Inc. from 2022 to 2026 and as the Deputy Chief Clinical Officer at Elevance Health, Inc. from 2020 to 2022. Prior to Elevance Health, Inc., Dr. Kwo was the Chief Executive Officer and Co-Founder of InfiniteMD, LLC, which was acquired by ConsumerMedical, an Alight Solutions LLC company, in 2020. Dr. Kwo is Board Certified in Preventive Care and Occupational Medicine and remains active as a practicing physician at Cambridge Health Alliance of Harvard Medical School. She also currently serves on the board of directors of Walmart de México y Centroamérica, Mass General Brigham Innovation, and multiple venture-backed healthcare and medical technology companies. Dr. Kwo received her B.A in human biology from Stanford University, her M.P.H. from Harvard T.H. Chan School of Public Health, her M.D. from Harvard Medical School, and her M.B.A. from Harvard Business School. We believe that Dr. Kwo is qualified to serve on our Board due to her experience as a co-founder and her extensive medical and scientific background and training.

Class III Directors (terms expiring at the 2027 Annual Meeting)

Mary Kay Ladone has been a member of our Board since 2025 and is also the chair of our audit committee and a member of our nominating and corporate governance committee. Additionally, Ms. Ladone was a member of the board of directors of our subsidiary, Kestra Medical Technologies, Inc., from 2022 to 2025. Ms. Ladone is an accomplished executive with over 35 years of experience serving large global healthcare companies. Ms. Ladone served as senior vice president of corporate development, strategy and investor relations at Hill-Rom Holdings, Inc. (“Hilrom”), a medical technology company, from 2018 to 2022, and vice president of investor relations at Hillrom from 2016 to 2018. Prior to Hillrom, Ms. Ladone served as senior vice president and corporate officer, investor relations of Baxalta, Inc. (formerly NYSE: BXLT), a global biopharmaceutical company, from 2015 to 2016. Ms. Ladone began her career in finance at Baxter International, Inc. (NYSE: BAX) (“Baxter”), and from 1988 to 2015 served in several progressive financial, operational and communication roles at Baxter. Ms. Ladone currently serves on the board of directors of Novanta Inc. (Nasdaq: NOVT), Bioventus LLC (Nasdaq: BVS) and Inogen, Inc. (Nasdaq: INGN). Ms. Ladone received her B.B.A. degree in Finance and Business Economics, cum laude, from the University of Notre Dame. We believe Ms. Ladone is qualified to serve on our Board based on her extensive leadership and healthcare industry experience from working with large global healthcare companies. In particular, her significant finance, investor relations, M&A and strategy expertise offers the Company valuable insights.

Brian Webster is our Co-Founder, President and Chief Executive Officer and is a member of our Board. Mr. Webster has served in these roles at Kestra Medical Technologies, Ltd. since 2021 and at Kestra Medical Technologies, Inc. since 2016. Mr. Webster has over 34 years in the medical device industry, including 10 years as President and Chief Executive Officer of Physio-Control, Inc.

As a Co-Founder of our Company, Mr. Webster has been building the company as Chief Executive Officer since 2014, when the predecessor company Physio-Control Development Corporation became fully independent from Physio Control Inc., following its acquisition by Bain Capital, LLC in 2012. Mr. Webster previously held executive positions including vice president roles in operations, sales, and marketing at Physio-Control. Mr. Webster brings broad knowledge of emergency medicine, the cardiac field, and the external defibrillation industry. Mr. Webster received his Bachelor of Arts in Business from the University of Puget Sound and his M.B.A. from Seattle University. We believe Mr. Webster is qualified to serve on our Board due to his decades of leadership experience in the medical device industry, including his pivotal role as Co-Founder and Chief Executive Officer in building Kestra Medical Technologies, Ltd.

Jeffrey Schwartz is a member of our Board and has served in such role since 2023. He is also the chairman of our Board, a member of our compensation committee and the chair of our nominating and corporate governance committee. Mr. Schwartz currently serves as a Partner and Chief Operating Officer for Global Private Equity at Bain Capital Private Equity, LP. Prior to this role, Mr. Schwartz was a founding member and partner of Bain Capital Life Sciences. Before founding Bain Capital Life Sciences in 2016, he was a leader in the healthcare vertical of Bain Capital Private Equity, LP, where he focused on healthcare investments. Mr. Schwartz previously served on the board of directors of Rapid Micro Biosystems, Inc. (Nasdaq: RPID), SpringWorks Therapeutics, Inc. (Nasdaq: SWTX), and BCLS Acquisition Corp. (a special purpose acquisition company). Mr. Schwartz holds an M.B.A. from the Wharton School at the University of Pennsylvania, where he was a Palmer Scholar, and holds a B.A. in economics from Yale University. We believe Mr. Schwartz is qualified to serve on our Board based on his over 20 years of experience in advising and supporting the growth and development of companies in the healthcare industry.

CORPORATE GOVERNANCE

Code of Conduct

We have adopted a Code of Conduct (the “Code of Conduct”) that applies to all our officers, directors and employees, including our executive and senior financial officers. The Code of Conduct contains general guidelines for conducting the business of our company consistent with the highest standards of business ethics and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. In addition, we intend to promptly disclose the nature of any substantive amendment to our Code of Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, and the nature of any waiver, including an implicit waiver, from a provision of our Code of Conduct that is granted to one of these specified officers, the name of such person who is granted the waiver and the date of the waiver on our website or in filings under the Exchange Act in the future. A copy of our Code of Conduct is available on our website at https://investors.kestramedical.com/corporate-governance/document-charters. Reference to our website does not constitute incorporation by reference of the information contained at or available through our website into this Proxy Statement.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines as a general framework to assist the Board in carrying out its responsibility for the business and affairs of our Company. The Corporate Governance Guidelines are also intended to align the interests of directors with those of our shareholders. The Corporate Governance Guidelines set forth the practices our Board follows with respect to, among other things, the role of the Board, the composition of the Board, the structure and operations of the Board, the duties and responsibilities of directors and succession planning. A copy of our Corporate Governance Guidelines is available on our website at https://investors.kestramedical.com/corporate-governance/document-charters. Reference to our website does not constitute incorporation by reference of the information contained at or available through our website into this Proxy Statement.

Independence of the Board

For a director to be independent, our Board must affirmatively determine that such director does not have any direct or indirect material relationship with our Company. In making these determinations, our Board reviews and discusses information provided by the directors and us with regards to each director’s business and personal activities and current and prior relationships, including personal relationships, as they may relate to us and our management. Our Board also consults with our Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.

Consistent with these considerations, our Board has determined that all of our directors, other than Mr. Webster and Ms. Umberger, qualify as “independent” directors in accordance with the Nasdaq listing standards. Mr. Webster is not considered independent due to his position as our President and Chief Executive Officer. Ms. Umberger is not considered independent due to her role as our General Counsel and Chief Administrative Officer. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationship exists, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no current family relationships among any of our directors or executive officers.

As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Each of the audit committee, compensation committee, and nominating and corporate governance committee of our Board is comprised entirely of directors determined by the Board to be independent within the meaning of Nasdaq and SEC rules and regulations applicable to the members of such committees.

Leadership Structure of the Board

Our business and affairs are managed under the direction of our Board. Our Board is currently led by Mr. Schwartz, who serves as the chair of our Board. In that role, Mr. Schwartz presides over all meetings of our Board, including any executive sessions of the independent directors of our Board, approves Board meeting schedules and agendas, and acts as the liaison between the independent directors of our Board and our Chief Executive Officer.

Pursuant to our corporate governance guidelines, our Board conducts annual assessments of its leadership structure to determine whether it is the most appropriate for our Company, taking into account the recommendations of the nominating and corporate governance committee. Our Board has concluded that our leadership structure is appropriate at this time because it facilitates effective oversight and further strengthens the Board’s independent leadership and commitment to sound governance. This also allows our Chief Executive Officer to focus on the day-to-day business of the Company, while allowing the chair of the Board to lead our Board in its oversight of management. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Management is responsible for the day-to-day management of risks our Company faces. Our full Board has ultimate oversight responsibility for the risk management process, and, through its committees, oversees risk in certain specified areas. In particular, our audit committee oversees management of enterprise risks as well as financial risks and is responsible for overseeing the review and approval of related party transactions. Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements and the incentives created by the compensation awards it administers. Our nominating and corporate governance committee oversees risks associated with corporate governance, business conduct and ethics. Pursuant to our Board’s instruction, management regularly reports on applicable risks to the relevant committee or our full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its committees.

Board Meetings and Attendance

Our Board met 6 times during the fiscal year ended April 30, 2026. Each of the incumbent directors attended at least 75% of the total of the meetings of the Board and the meetings of the committees of the Board on which they served during the fiscal year ended April 30, 2026 (in each case, which were held during the period for which they were a director and/or a member of the applicable committee). While we encourage all of our directors and nominees for director to attend our annual meeting of shareholders, attendance is not mandatory. All of the then-serving members of our Board attended the 2025 annual meeting of shareholders.

Board Committees

Our Board has the following standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee. The following table provides current membership information and the total number of meetings held during the fiscal year ended April 30, 2026 for each of these standing committees.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Raymond W. Cohen	X	X*
Conor Hanley	X
Elizabeth Kwo, M.D.			X
Mary Kay Ladone	X*		X
Kevin Reilly		X
Jeffrey Schwartz		X	X*
Traci S. Umberger
Brian Webster
Total meetings held in fiscal year 2026	7	1	3

* Committee Chair

Each of our standing committees operates pursuant to a written charter, evaluates its performance annually, and reviews its charter annually. Our Board may establish other committees to facilitate the management of our business.

Audit Committee

Our audit committee is responsible for a broad range of key functions and risk oversight activities. These include appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm, as well as discussing the firm’s independence from the company. The committee also reviews with the accounting firm all matters required by applicable auditing standards and approves all audit and permissible non-audit services to be performed by the firm. In addition, the audit committee oversees the financial reporting process, engaging in discussions with both management and the independent registered public accounting firm regarding the interim and annual financial statements filed with the SEC. The committee is also charged with reviewing and monitoring our internal controls, disclosure controls and procedures, and ensuring compliance with legal and regulatory requirements. Furthermore, it establishes procedures for the confidential and anonymous submission of concerns related to questionable accounting, internal controls, auditing, and federal securities law matters, and is responsible for reviewing and approving related person transactions. The current members of our audit committee are Mary Kay Ladone, Raymond W. Cohen, and Conor Hanley. The chair of the audit committee is Ms. Ladone. Following the Annual Meeting, we do not expect any changes to the members or chair of the audit committee.

All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of Nasdaq and the SEC. Our Board has determined that Ms. Ladone and Mr. Cohen are “audit committee financial experts” as defined under the applicable rules of the SEC and have the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our Board has determined that each of Ms. Ladone, Mr. Cohen, and Mr. Hanley are “independent” for audit committee purposes as that term is defined in the applicable rules and regulations of Nasdaq and the SEC.

The audit committee operates under a written charter that satisfies the applicable standards of Nasdaq and the SEC. A copy of the audit committee charter is available to security holders on the Company’s website at https://investors.kestramedical.com/corporate-governance/document-charters.

Compensation Committee

Our compensation committee is responsible for reviewing officer and executive compensation goals, policies, plans, and programs, as well as reviewing and approving or recommending to the Board or the independent directors, as applicable, the compensation of directors, the Chief Executive Officer, and other executive officers. In addition, the compensation committee reviews and approves employment agreements and other similar arrangements between the company and its officers and other key executives, and is tasked with appointing and overseeing any compensation consultants. The current members of our compensation committee are Raymond W. Cohen, Jeffrey Schwartz, and Kevin Reilly. The chair of the compensation committee is Mr. Cohen. Following the Annual Meeting, we do not expect any changes to the members or chair of the compensation committee. Our Board has determined that each of the members of our compensation committee is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The compensation committee operates under a written charter that satisfies the applicable standards of Nasdaq and the SEC. A copy of the compensation committee charter is available to security holders on the Company’s website at https://investors.kestramedical.com/corporate-governance/document-charters.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is responsible for identifying individuals qualified to become members of the Board in accordance with criteria approved by the Board, overseeing the organization of the Board to ensure that it is able to discharge its duties and responsibilities properly and efficiently, and developing and recommending to the Board a set of corporate governance guidelines and principles.

Our nominating and corporate governance committee, in recommending director candidates to our Board, seeks to maintain a Board that has a balance of skills, knowledge, experience, independence and diversity of professional and other backgrounds that enable the Board to effectively discharge its duties and contribute to the Company’s overall corporate goals. Our nominating and corporate governance committee evaluates candidates in accordance with a holistic range of criteria set forth in the committee’s charter, including that candidates should: be persons of good reputation and character who conduct themselves in accordance with high personal and professional ethical standards, maintain an active professional life that keeps them closely attuned to the Company’s markets, have the educational background, qualifications and skills relevant for the effective management and oversight of the Company’s management, and have the time and willingness to carry out their duties and responsibilities. Director candidates must also satisfy all applicable director independence requirements under the standards of Nasdaq and applicable securities laws, and also comply with the Company’s corporate governance policy, including policies relating to overboarding and conflicts of interest. Although the committee does not have specific diversity targets or policies, the committee recognizes the importance of having a Board that represents a wide range of perspectives, and actively seeks a diverse slate of candidates reflecting varied gender, ethnic, tenure, skill, and professional backgrounds. Additionally, although the Company has neither mandatory term limits nor a fixed retirement age, the committee evaluates individual and average Board tenure to promote an appropriate balance between continuity and fresh insight.

The current members of our nominating and corporate governance committee are Jeffrey Schwartz, Elizabeth Kwo, and Mary Kay Ladone. The chair of our nominating and corporate governance committee is Mr. Schwartz. Following the Annual Meeting, we do not expect any changes to the members or chair of the nominating and corporate governance committee.

The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of Nasdaq and the SEC. A copy of the nominating and corporate governance committee charter is available to security holders on the Company’s website at https://investors.kestramedical.com/corporate-governance/document-charters.

The nominating and corporate governance committee will also consider director candidates recommended by shareholders. See the section titled “Additional Information” for a detailed discussion of the relevant procedures and deadlines for shareholder director candidate nominations.

Director Nomination Process

Our nominating and corporate governance committee recommends, and our Board nominates, candidates to stand for election as directors. Our nominating and corporate governance committee has the authority to engage search firms for the purpose of identifying highly qualified director candidates, for which such firms may be paid a fee. Shareholders may also nominate persons to be elected as directors in accordance with our Bye-laws and applicable law.

Shareholder Communications with the Board

Should shareholders wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of our General Counsel of the Company at 3933 Lake Washington Blvd NE, Sute 200, Kirkland, Washington 98003 or by email at corporatesecretary@kestramedical.com, who will forward the communication to our Board.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended April 30, 2026, our compensation committee consisted of Raymond W. Cohen, Jeffrey Schwartz, and Kevin Reilly. None of the members of our compensation committee during the fiscal year ended April 30, 2026 nor any of the current members of our compensation committee has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our Board or compensation committee.

Clawback Policy

We have adopted the Policy for Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) in compliance with Nasdaq listing standards and Section 10D of the Exchange Act effective as of the date of our initial public offering. The Clawback Policy applies to current and former Section 16 officers and requires us, subject to limited exemptions provided by the Nasdaq rules, to recoup incentive-based compensation (as that term is defined in Section 10D of the Exchange Act) erroneously received after the date of our initial public offering and within the three fiscal years preceding the date an accounting restatement is determined to be required. A copy of our Clawback Policy is incorporated by reference into our Annual Report.

Insider Trading Policy

We have adopted an Insider Trading Policy (the “Insider Trading Policy”), which governs transactions in our securities and the handling of confidential information about our Company and the companies with which we do business by our directors, officers and employees. Our Insider Trading Policy is designed to promote compliance with federal, state and foreign securities and insider trading laws, rules and regulations. Our Insider Trading Policy also prohibits covered individuals from engaging in short-term trading of our securities; making short sales of our securities; engaging in transactions in put options, call options or other derivative securities in relation to our securities on an exchange or in any other organized market; engaging in hedging or similar monetization transactions designed to have the effect of hedging or offsetting a decrease in the market value of our securities; holding our securities in margin accounts or otherwise pledging our securities as collateral; and placing standing or limit orders on our securities. A copy of our Insider Trading Policy is incorporated by reference into our Annual Report.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Neither our Board nor our compensation committee takes material non-public information into account when determining the timing of equity awards, and we do not time the release of material nonpublic information based on equity award grant dates. There were no grants of stock options, stock appreciation rights or similar option-like instruments to our NEOs within four business days before or one business day after the release of material non-public information on Forms 8-K, 10-Q, or 10-K in the fiscal year ended April 30, 2026.

TRANSACTIONS WITH RELATED PARTIES

In addition to the equity and other compensation and employment arrangements discussed in the sections titled “Director Compensation” and “Executive Compensation,” we describe below transactions and series of similar transactions, since May 1, 2024, to which we were a party or will be a party, in which:

•
the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and
•
any of our directors, executive officers, or holders of more than 5% of our common shares, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable in arm’s length transactions.

IPO Organizational Transactions

Pursuant to the organizational transactions completed in connection with our initial public offering and as further described in our Annual Report, West Affum Holdings, L.P. delivered our common shares to its existing holders of Class A common units and incentive units in West Affum Holdings, L.P. in exchange for such holders’ units.

Registration Rights Agreement

In connection with our initial public offering, we assumed from West Affum Holdings, L.P. all its rights and obligations under a registration rights agreement (the “Registration Rights Agreement”) with certain of our shareholders, including Bain Charger Holdings, L.P. The Registration Rights Agreement provides such shareholders certain rights with respect to the registration of our common shares under the Securities Act.

Certain Relationships

Affiliates of Bain Capital have ownership interests in a broad range of companies. From time to time, we collaborate with Bain Capital and/or its affiliates to source and outsource certain goods and services and enter into other commercial transactions in the ordinary course of our business. We believe that all such arrangements have been entered into in the ordinary course of business and have been negotiated on commercially reasonable terms.

Partnership with Biobeat

In January 2026, we entered into a strategic collaboration agreement with Biobeat Technologies, Ltd. (“Biobeat”) pursuant to which we agreed to collaborate on the development and integration of ambulatory blood pressure monitoring technology into our cardiac recovery platform. The arrangement includes an exclusive license and co-development agreement, pursuant to which we made $0.5 million in payments in fiscal year 2026. We also made a $5.0 million equity investment in Biobeat's Series B financing. Raymond W. Cohen, a member of our Board, is a member of the board of directors of Biobeat. Kevin Reilly, a member of our Board, is a managing director of Ally Bridge Group, an investor of Biobeat. Our audit committee reviewed and approved the transaction and determined the terms were fair to the Company and on terms no less favorable to the Company than could have been obtained in an arm's-length transaction with an unaffiliated third party.

Director and Executive Officer Compensation

See sections “Executive Compensation” and “Director Compensation” for information regarding compensation of our directors and executive officers.

Employment Agreements

We have entered into employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation—Narrative to 2026 Summary Compensation Table and Outstanding Equity Awards at 2026 Fiscal Year End—Employment Agreements.”

Indemnification Agreements

Section 98 of the Bermuda Companies Act 1981, as amended (the “Companies Act”) provides generally that a Bermuda company may indemnify its directors, officers and auditors against any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director, officer or auditor may be guilty in relation to the company. Section 98 further provides that a Bermuda company may indemnify its directors, officers and auditors against any liability incurred by them in defending any proceedings, whether civil or criminal, in which judgment is awarded in their favor or in which they are acquitted or granted relief by the Supreme Court of Bermuda pursuant to Section 281 of the Companies Act. We provide indemnification protection to our directors and officers to the fullest extent permitted by applicable law pursuant to provisions contained in our Bye-laws and through indemnification agreements with each individual.

Employment of Related Persons' Family Members

Brian Webster is our President, Chief Executive Officer and a member of our Board. Mr. Webster's son-in-law has been an employee of Kestra since May 6, 2025. In connection with his employment, Mr. Webster’s son-in-law received total compensation of $198,964, consisting of base salary, cash bonus, and equity awards, for fiscal year 2026. Mr. Webster’s son has been an employee of Kestra since April 14, 2026. He will receive an estimated annual total compensation of approximately $226,000, consisting of base salary, cash bonus, and equity awards. Compensation for both employees is comparable to other Company employees at a similar level and was determined in accordance with our standard compensation practices. The equity awards granted to both employees vest on the same schedule as equity awards granted to other similarly situated Company employees.

Related Party Transactions Policy

We have adopted a written related party transactions policy, under which our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common shares and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior consent of our audit committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common shares or any member of the immediate family of any of the foregoing persons in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

DIRECTOR COMPENSATION

Director Compensation Policy

Our Board has approved a director compensation policy for non-employee directors and executive directors of the company (the “Director Compensation Policy”).

Pursuant to our Director Compensation Policy, our non-employee and executive directors receive annual cash compensation as follows (pro-rated for partial years of service):

Compensation	Amount
Retainer for non-executive Chair of the Board	$120,000
Retainer for each other non-employee member of the Board	$60,000
Retainer for each executive director(1)	$50,000
Additional retainer for Chair of the Audit Committee	$25,000
Additional retainer for Chair of the Compensation Committee	$18,000
Additional retainer for Chair of the Nominating Committee	$12,000
Additional retainer for non-Chair members of the Audit Committee	$12,000
Additional retainer for non-Chair members of the Compensation Committee	$9,000
Additional retainer for non-Chair members of the Nominating Committee	$6,000

(1)
The annual cash compensation received by each of Mr. Webster and Ms. Umberger for their service as members of the Board during fiscal year 2026 is reported in the “Summary Compensation Table” in the “Executive Compensation” section of this proxy statement.

In addition to the fees above, each non-employee director who (i) serves on the Board as of the date of the annual meeting of the shareholders and (ii) will continue to serve as a non-employee director immediately following such annual meeting will receive annual grant of restricted stock units pursuant to the 2025 Plan with a grant date value equal to $185,000, which fully vest on the one-year anniversary of the grant date. Upon a termination of a non-employee director’s service on the Board for any reason, all unvested RSUs will be forfeited.

Our directors are reimbursed for travel, food, lodging and other expenses directly related to their activities as directors. Our Board may revise the compensation arrangements for our directors from time to time.

Director Compensation Table

The following table contains information concerning the compensation of our non-employee directors in fiscal year 2026. Mr. Webster and Ms. Umberger are excluded from this table and their respective compensation is set forth in the Summary Compensation Table in the “Executive Compensation” section of this proxy statement.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Jeffrey Schwartz	141,000	—	185,017	—	326,017
Raymond W. Cohen	90,000	—	185,017	—	275,017
Conor Hanley (3)	63,370	—	222,532	—	285,902
Mary Kay Ladone	91,000	—	185,017	—	276,017
Elizabeth Kwo, M.D. (4)	42,500	—	185,017	—	227,517
Kevin Reilly	69,000	—	185,007	—	254,007
Toby AuWerter (5)	16,500	—	—	—	16,500
Maxwell Bikoff (5)	18,000	—	—	7,537	25,537
Christopher Gordon (5)	15,000	—	—	6,161	21,161

(1)
The amounts reported in this column represent the aggregate grant date fair value of RSUs calculated in accordance with FASB ASC Topic 718. The grant date fair value of RSUs is based on the Company’s common stock price as of the grant date. As of the end of fiscal year 2026, each of our current non-employee directors held 10,909 unvested RSUs, except for Mr. Reilly, who held 8,300 unvested RSUs, and Mr. Hanley, who held 13,121 unvested RSUs.

(2)
Amounts in this column represent payments made by the Company for Irish tax obligations.
(3)
Conor Hanley joined the Board effective June 4, 2025. The RSUs granted to him in September 2025 included his annual award of RSUs, plus a pro-rated amount of RSUs in respect of his service on the Board from June 2025 to September 2025.
(4)
Elizabeth Kwo joined the Board effective our 2025 annual shareholder meeting on September 2, 2025.
(5)
Toby AuWerter, Maxwell Bikoff, and Christopher Gordon did not stand for re-election at our 2025 annual shareholder meeting and, as such, each of their terms of services ended on September 2, 2025.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending April 30, 2027, and is seeking ratification of such selection by our shareholders at the Annual Meeting. PwC has audited our financial statements for each of our fiscal years since the fiscal year ended April 30, 2016. Representatives of PwC are expected to be in attendance online at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

In the event of a negative vote on this proposal, the audit committee will reconsider its selection. Even if the selection is ratified, the audit committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company and our shareholders.

Principal Accountant Fees and Services

The following table represents aggregate fees for services rendered by PwC relating to the fiscal years ended April 30, 2026 and April 30, 2025.

	Fiscal Year Ended April 30,
	2026	2025
Audit Fees(1)	$1,627,266	$2,312,000
Audit-Related Fees	—	—
Tax Fees	—	160,000
All Other Fees(2)	2,000	2,000
Total Fees	$1,629,266	$2,474,000

(1)
“Audit Fees” consist of fees billed or expected to be billed for professional services provided primarily in connection with the annual audit of our consolidated financial statements, quarterly reviews and services associated with SEC registration statements and other documents issued in connection with our follow on offering in fiscal year 2026 and initial public offering in fiscal year 2025, including comfort letters and consents.
(2)
“All Other Fees” consist of an annual subscription to PwC’s accounting literature and tools.

Pre-Approval Policies and Procedures

The audit committee’s charter mandates that the audit committee or its delegate pre-approve all audit and non-audit tax services provided by its independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate additional pre-approval policies established by the audit committee. The audit committee may delegate approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any approval decisions to the audit committee at its next scheduled meeting. In accordance with the charter, the audit committee approved all of the audit, tax, and other services provided by PwC for 2026 and 2025, including the audit, tax, and other services provided by PwC, and in each case, the estimated costs of those services. Actual amounts rendered, to the extent in excess of the estimated amounts, are periodically reviewed and approved by the audit committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our Board. The audit committee’s functions are more fully described in its charter, which is available on our website at https://investors.kestramedical.com/corporate-governance/document-charters. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management Kestra’s audited financial statements as of and for the fiscal year ended April 30, 2026.

The audit committee has discussed with PwC, Kestra’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard 1301, Communications with audit committees, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the audit committee has received the written disclosures and the letter from PwC required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence,” and the audit committee has discussed with PwC their independence from the Company and its management. Finally, the audit committee discussed with PwC, with and without management present, the scope and results of PwC’s audit of such financial statements.

Based on these reviews and discussions, the audit committee has recommended to our Board that such audited financial statements be included in Kestra’s Annual Report on Form 10-K for the fiscal year ended April 30, 2026, for filing with the SEC.

The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Audit Committee

Mary Kay Ladone, chair

Raymond W. Cohen

Conor Hanley

EXECUTIVE OFFICERS

The following is biographical information for our executive officers as of July 17, 2026:

Name	Age	Position
Brian Webster	62	President, Chief Executive Officer, and Director
Traci S. Umberger	63	General Counsel, Chief Administrative Officer, and Director
Vaseem Mahboob	57	Chief Financial Officer
Al Ford	56	Chief Commercial Officer
Timothy Moran	54	Chief Business Officer

The biographical information of Mr. Webster and Ms. Umberger is included above under “Proposal No. 1 Election of Directors.”

Vaseem Mahboob is our Chief Financial Officer and has served in this role at Kestra Medical Technologies, Ltd. since 2021. Mr. Mahboob has over 23 years of finance leadership experience. Prior to joining our company, Mr. Mahboob served as the Executive Vice President, Chief Financial Officer and Chief Operations Officer of DIH Technology Ltd. from 2020 to 2021. From 2015 to 2020, Mr. Mahboob served as the Chief Financial Officer of ENDOLOGIX Inc. ENDOLOGIX Inc. filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the Northern District of Texas in July 2020. Mr. Mahboob was also a member of the board of directors and the audit committee chair for INSYS Therapeutics from 2018 to 2019. Prior to ENDOLOGIX Inc., Mr. Mahboob held various positions at GE Healthcare, including Chief Financial Officer of the Global Magnetic Resonance Business from 2006 to 2010, Chief Financial Officer of the Global Ultrasound Business from 2010 to 2012, Chief Financial Officer of the Eastern and African Growth Markets from 2013 to 2015 and Chief Financial Officer of GE Healthcare IT from June 2015 to September 2015. Mr. Mahboob received his M.B.A. in Financial Markets and Institutions and Information Systems from the Jacobs School of Management at the State University of New York.

Al Ford is our Chief Commercial Officer and has served in this role at Kestra Medical Technologies, Ltd. since 2025. Mr. Ford has over 20 years of experience driving global strategic sales, marketing, business development, product development, and commercial operations primarily within the medical device industry. Mr. Ford served as Chief Commercial Officer of Axonics, Inc. (Nasdaq: AXNX), a medical device company with implantable technologies to treat bladder and bowel disorders, from 2017 to 2025, and Chief Commercial Officer, General Manager and Senior Vice President of Global Sales & Marketing at Cardiac Science Corporation from 2015 to 2017. Mr. Ford received his B.S. in Marketing and his M.S. in International Business from Saint Joseph’s University.

Timothy Moran is our Chief Business Officer and has served in this role at Kestra Medical Technologies, Ltd. since 2025. Mr. Moran has over 25 years of experience in the medical device industry. Prior to joining Kestra, Mr. Moran served as President and Chief Executive Officer at Avertix Medical from 2023 until 2025. From 2018 to 2023, he was the Chief Executive Officer of Motus GI Holdings (Nasdaq: MOTS), a medical technology company focused on improving endoscopic outcomes and experiences. Since 2024, he has been a member of the board of directors of Adagio Medical Holdings Inc (Nasdaq: ADGM), and he is chair of the company’s compensation committee. Mr. Moran received his B.A. in Organizational Communication at The State University of New York at Geneseo.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our named executive officers. In the fiscal year ended April 30, 2026, our named executive officers, as determined in accordance with Item 402(m) of Regulation S-K, consist of our principal executive officer and our two other most highly compensated executive officers serving as of April 30, 2026. Their names and positions are as follows:

•
Brian Webster, our President, Chief Executive Officer and Director;
•
Traci S. Umberger, our General Counsel, Chief Administrative Officer and Director; and
•
Al Ford, our Chief Commercial Officer.

In addition, we voluntarily disclose the material components of compensation for Vaseem Mahboob, our Chief Financial Officer (together with the executive officers listed above, the “NEOs”).

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the currently planned programs summarized in this discussion.

As an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Summary Compensation Table

The following table sets forth information concerning the compensation earned by our NEOs during fiscal years 2026 and 2025:

Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total
Brian Webster	2026	765,000	5,722,937	—	918,000	95,966	7,501,904
President, Chief Executive Officer & Director	2025	589,098	—	17,889,000	359,000	53,632	18,890,730
Traci S. Umberger	2026	500,000	1,907,662	—	360,000	93,756	2,861,418
General Counsel, Chief Administrative Officer & Director	2025	401,411	—	5,437,050	179,000	50,128	6,067,589
Al Ford(6)	2026	500,000	1,907,662	—	360,000	24,424	2,792,086
Chief Commercial Officer
Vaseem Mahboob	2026	470,000	1,430,747	—	338,400	28,197	2,267,344
Chief Financial Officer	2025	427,828	—	1,648,830	187,000	59,424	2,323,082

(1)
The amounts reported in this column for fiscal year 2026 represent the base salary paid to each of our NEOs during fiscal year 2026. See the “Narrative to Summary Compensation Table and Outstanding Equity Award and Fiscal Year-End – Employment Agreements” section below for further detail on the mid-year base salary increases.
(2)
Amounts in this column represent long-term incentive equity awards made to each of our NEOs in the form of performance-based restricted stock units that vest upon a revenue threshold, performance-based restricted stock units that vest based upon the Company's Total Shareholder Return performance, and time-based restricted stock units. See the “Narrative to Summary Compensation Table and Outstanding Equity Award and Fiscal Year-End – Equity Incentive Compensation – Annual Long-Term Incentive Equity Awards” section below for further detail. The values are computed in accordance with FASB ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all stock awards made to executive officers in Note 12 to our financial statements included in the Annual Report.
(3)
The stock options reported in this column were one-time grants made to each of our NEOs on March 6, 2025 in connection with our initial public offering. See the “Narrative to Summary Compensation Table and Outstanding Equity Award and Fiscal Year-End – Equity Incentive Compensation – One-time IPO Options” section below for further detail.

(4)
Amounts in this column represent annual performance-based cash bonuses earned by our NEOs in the applicable fiscal year and paid in the subsequent fiscal year.
(5)
The amounts reflected in this column consist of the following perquisites received by our NEOs in the amounts set forth in the following table: (a) a business allowance for monthly automobile use expenses, (b) an employer matching contribution to the 401(k) plan, (c) payments for the cost of premiums for a term life insurance policy paid by us, (d) an annual executive physical with a designated physician, as well as certain additional medical, cardio, and lab tests, (e) payments for cost premiums for long-term disability insurance paid by us, and (f) for Mr. Webster and Ms. Umberger, annual cash compensation for service as executive directors. See the “Director Compensation” section above for additional detail about director compensation.

Name	Business Allowance ($)	401(k) Company Match ($)	Life Insurance Premiums ($)	Physical Program ($)	Disability Insurance Premiums ($)	Director Fees ($)	Total “All Other Compensation” ($)
Brian Webster	13,200	15,398	12,343	3,000	2,025	50,000	95,966
Traci S. Umberger	12,000	15,269	4,037	3,000	9,450	50,000	93,756
Al Ford	8,400	16,024	—	—	—	—	24,424
Vaseem Mahboob	12,000	14,324	—	—	1,873	—	28,197

(6)
Mr. Ford became a named executive officer for the first time in fiscal year 2026. As such, his compensation for fiscal year 2025 is not reported.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of common shares underlying outstanding equity incentive plan awards for each NEO as of April 30, 2026.

	Option Awards				Stock Awards
Name (Grant Date - Award Type)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested (1) (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested (1) ($)
Brian Webster
3/6/2025 - IPO Options (2)	1,453,667	326,333	17.00	3/5/2035	—		—	—	—
7/17/2025 - Revenue PSU (4)	—	—	—	—	—		—	176,471	3,656,479
7/17/2025 - rTSR PSU (5)	—	—	—	—				88,235	1,828,229
7/17/2025 - RSU (6)	—	—	—	—	88,235		1,828,229	—	—
Traci S. Umberger
3/6/2025 - IPO Options (2)	441,817	99,183	17.00	3/5/2035	—		—	—	—
7/17/2025 - Revenue PSU (4)	—	—	—	—	—		—	58,824	1,218,833
7/17/2025 - rTSR PSU (5)	—	—	—	—	—		—	29,412	609,417
7/17/2025 - RSU (6)	—	—	—	—	29,412		609,417	—	—
Al Ford
3/6/2025 - IPO Options (3)	63,917	54,083	17.00	3/5/2035	—		—	—	—
7/17/2025 - Revenue PSU (4)	—	—	—	—	—		—	58,824	1,218,833
7/17/2025 - rTSR PSU (5)	—	—	—	—	—	—	—	29,412	609,417
7/17/2025 - RSU (6)	—	—	—	—	29,412		609,417	—	—
Vaseem Mahboob
3/6/2025 - IPO Options (3)	86,125	72,875	17.00	3/5/2035	—		—	—	—
7/17/2025 - Revenue PSU (4)	—	—	—	—	—		—	44,118	914,125
7/17/2025 - rTSR PSU (5)	—	—	—	—	—		—	22,059	457,062
7/17/2025 - RSU (6)	—	—	—	—	22,059		457,062	—	—

* “IPO Option,” “Revenue PSU,” “RSU,” and “rTSR PSU” are each as defined in the below section titled “Narrative to Summary Compensation Table and Outstanding Equity Award and Fiscal Year-End – Equity Incentive Compensation – Annual Long-Term Incentive Equity Awards.”

(1)
This column represents the market value of the shares underlying the Revenue PSUs, rTSR PSUs, and RSUs, as applicable, as of April 30, 2026, based on the closing price of our common shares, as reported by Nasdaq, of $20.72 per share on April 30, 2026.
(2)
The IPO Options granted to each of Mr. Webster and Ms. Umberger were 60% fully vested upon the grant date, with 20% vesting on the first anniversary of the grant date and the remaining 20% vesting in equal monthly installments through the second anniversary of the grant date, subject to continued service with the Company.
(3)
The IPO Options granted to each of Mr. Ford and Mr. Mahboob vested 50% at the first anniversary of the grant date, with the remaining 50% vesting in equal installments through the second anniversary of that grant date, subject to continued service with the Company.
(4)
The Revenue PSUs granted to each NEO vest, if at all, upon certification by the compensation committee that the Company achieved a pre-established GAAP revenue threshold for the period beginning May 1, 2025 and ending April 30, 2026, subject to continued service with the Company through the certification date.
(5)
The rTSR PSUs granted to each NEO are eligible to vest from 0% to 200% of a target number of units based on the Company's relative total shareholder return percentile ranking compared to a select group of peer index companies, during the performance period beginning May 1, 2025 and ending April 30, 2027, subject to continued service with the Company through the certification date. Pursuant to Instruction 3 to Item 402(f)(2) of Regulation S-K, the number of shares and values reported in this column are based on achieving target shareholder return performance levels.
(6)
The RSUs vest over three years, with one third of the grant amount vesting on each of the first, second, and third anniversaries of the grant date, subject to continued service with the Company.

Narrative to 2026 Summary Compensation Table and Outstanding Equity Awards at 2026 Fiscal Year End

Process for Setting Executive Compensation

We seek to foster a performance-oriented culture, where individual performance is aligned with our culture and objectives. The compensation committee uses several different tools and resources in reviewing elements of executive compensation and making compensation decisions. These decisions, however, are not purely formulaic, and the compensation committee exercises judgment and discretion as appropriate, taking into consideration our financial results, culture, goals, and initiatives and whether each particular compensation element provides an appropriate incentive and reward for performance that sustains and enhances long-term shareholder value. Included in these considerations is an assessment of the NEO’s current total compensation, leadership, individual performance, prospect for future performance, years of experience, skill set, contributions to our financial results, and the creation of shareholder value.

Our compensation philosophy particularly emphasizes pay for performance. To this end, the compensation committee and Board evaluates and rewards our executive officers based on their contributions to the achievement of Company performance goals. In particular, a substantial majority of our executives’ realizable compensation is performance‑based and varies with the achievement of Company financial objectives, as well as changes in our share price. For our NEOs, at least 75% of each of their annual target total direct equity compensation is tied to the attainment of absolute and relative long-term Company performance goals.

The compensation committee reviews our executive compensation objectives and methods, evaluates our performance and the performance of our executive officers, and either approves or makes recommendations to our Board or the independent directors, as applicable, as to the compensation of our executive officers. The compensation committee is authorized to engage outside advisers, such as a compensation consultant, to review our executive officers’ compensation, and to ensure that our compensation is market competitive such that we are able to retain and motivate our senior management. In retaining or seeking advice from a compensation consultant, the compensation committee must take into consideration the factors specified in the rules of Nasdaq. In connection with our initial public offering, the compensation committee consulted with Aon Radford prior to making recommendations for, among other matters, our equity plan, executive officer equity grant framework, executive compensation salary and short-term incentive compensation, and peer compensation group. These recommendations included an analysis of the compensation of executive officers at comparable companies.

In determining executive officer compensation for fiscal year 2026, we referenced the peer compensation group Aon Radford recommended to our compensation committee at the time of our initial public offering, removing Inari Medical and Paragon 28 which have since been acquired and are no longer public companies. This peer compensation group is set forth in the table below.

• AtriCure	• Inspire Medical Systems	• Semler Scientific*

• AxoGen	• iRhythm Holdings	• SI-BONE

• Bioventus	• LeMaitre Vascular	• Sight Sciences

• Butterfly Network	• LivaNova	• Tactile Systems Technology

• Ceribell	• PROCEPT BioRobotics	• TransMedics Group

• CVRx	• RxSight

* Semler Scientific was acquired in January 2026 and is no longer a public company.

Employment Agreements

On October 17, 2016, Kestra Medical Technologies, Inc. entered into an employment agreement with Mr. Webster to serve as the Chief Executive Officer of Kestra Medical Technologies, Inc. This employment agreement was amended on June 4, 2025. The initial term of his employment agreement expired on December 31, 2020; however, the employment agreement provides for automatic successive one-year renewals unless either party provides 90 days’ prior written notice. Mr. Webster’s employment agreement provides for an initial annual base salary of $400,000 (which is subject to review by the Board at least annually for possible increase and was previously increased to $555,272 and then subsequently increased to $765,000 effective March 6, 2025), as well as eligibility for Mr. Webster to earn an annual cash bonus with a target bonus opportunity equal to a specified percentage of base salary as described below in the “Non-Equity Incentive Plan Compensation” section.

On October 26, 2016, Kestra Medical Technologies, Inc. entered into an employment agreement with Ms. Umberger to serve as the General Counsel, Chief Administrative Officer of Kestra Medical Technologies, Inc. This employment agreement was amended on June 4, 2025. The initial term of her employment agreement expired on December 31, 2020; however, the employment agreement provides for automatic successive one-year renewals unless either party provides 90 days’ prior written notice. Ms. Umberger’s employment agreement provides for an initial annual base salary of $260,000 (which is subject to review by the Board at least annually for possible increase and was previously increased to $387,225 and subsequently increased to $500,000 effective March 6, 2025), as well as eligibility for Ms. Umberger to earn a target bonus opportunity equal to a specified percentage of base salary as described below in the “Non-Equity Incentive Plan Compensation” section.

On June 4, 2025, Kestra Medical Technologies, Inc. entered into an employment agreement with Mr. Ford to serve as the Chief Commercial Officer of Kestra Medical Technologies, Inc. The initial term of his employment agreement will expire on March 3, 2028, and the employment agreement provides for automatic successive one-year renewals unless either party provides 90 days’ prior written notice. Mr. Ford's employment agreement provides for an initial annual base salary of $500,000 (which is subject to review by the Board at least annually for possible increase), as well as eligibility for Mr. Ford to earn an annual cash bonus with a target bonus opportunity equal to a specified percentage of base salary as described below in the “Non-Equity Incentive Plan Compensation” section. Mr. Ford's employment agreement also provides for an annual equity grant with a grant date fair market value equal to approximately $2 million.

On September 10, 2021, Kestra Medical Technologies, Inc. entered into an employment agreement with Mr. Mahboob to serve as the Chief Financial Officer of Kestra Medical Technologies, Inc. This employment agreement was amended on June 4, 2025. The initial term of his employment agreement expired on April 30, 2025; however, the employment agreement provides for automatic successive one-year renewals unless either party provides 90 days’ prior written notice. Mr. Mahboob’s employment agreement provides for an initial annual base salary of $375,000 (which is subject to review by the Board at least annually for possible increase and was previously increased to $421,443 and subsequently increased to $470,000 effective March 6, 2025), as well as eligibility for Mr. Mahboob to earn an annual cash bonus with a target bonus opportunity equal to a specified percentage of base salary as described below in the “Non-Equity Incentive Plan Compensation” section.

Upon a termination due to death or disability Mr. Webster, Ms. Umberger, Mr. Ford, and Mr. Mahboob are entitled to receive a pro rata portion of their respective annual cash bonus for the calendar year of termination, based on actual achievement. Upon a termination by Kestra Medical Technologies, Inc. without Cause, resignation by the NEO for Good Reason (each as defined in the employment agreement), or non-renewal of the employment agreement term by Kestra Medical Technologies, Inc., subject to the NEO’s timely execution and non-revocation of a release of claims in Kestra Medical Technologies, Inc.’s favor and their continued compliance with the restrictive covenants set forth in the employment agreement (as described below), Mr. Webster, Ms. Umberger, Mr. Ford, and Mr. Mahboob respectively are entitled to receive (i) a cash payment equal to two times (or for Mr. Ford and Mr. Mahboob, one times) the sum of their respective current (x) base salary and (y) target annual bonus, payable in equal monthly installments for a period of 12 months following termination, and (ii) continued participation in Kestra Medical Technologies, Inc.’s group health plan for 12 months following termination.

In order to receive the severance benefits set forth above, the NEO must (a) execute a general release of claims in favor of the Company and (b) comply with the restrictive covenants set forth in the NEO’s employment agreement, which consist of the following: (i) non-competition, and non-solicitation and non-hire of employees (and, for Mr. Webster and Ms. Umberger only, or service providers), in each case, during employment and for two years (or for Mr. Ford and Mr. Mahboob, one year) following termination, (ii) perpetual mutual non-disparagement, (iii) perpetual non-disclosure of confidential information, and (iv) assignment of intellectual property.

Non-Equity Incentive Plan Compensation

Mr. Webster, Ms. Umberger, Mr. Ford, and Mr. Mahboob are each eligible to receive an annual cash bonus during each fiscal year, with a target annual bonus opportunity equal to 100%, 60%, 60%, and 60% of the annual base salary, respectively. The performance goals for all Kestra Medical Technologies, Ltd. employees (including our NEOs) are defined at least annually, based on the performance of the overall company (and the applicable division of the company) and the applicable individual. Any annual bonus payable to Mr. Webster, Ms. Umberger, Mr. Ford, and Mr. Mahboob are paid following completion of the fiscal year to which performance relates, subject to the Board’s determination of achievement of the applicable performance goals. For the annual bonus for fiscal year 2026, the Board determined that the applicable performance goals for each NEO was achieved at 120% of the executive’s target annual bonus.

Equity Incentive Compensation

Current and former employees, consultants and directors of our company and our affiliates performing services for us, including our NEOs, are eligible to receive awards under the 2025 Omnibus Incentive Plan (the “2025 Plan”). The 2025 Plan provides for the grant of share options, share appreciation rights, restricted shares, restricted share units, bonus shares, dividend equivalents, other share-based awards, substitute awards, annual incentive awards and performance awards intended to align the interests of participants with those of our shareholders.

One-time IPO Options

In connection with our initial public offering, on March 6, 2025, the Board made a one-time grant of stock options to our executive officers (the “IPO Options”) in recognition of their years of service to the Company up through the time of the initial public offering, as well as to provide additional long-term incentive compensation. In approving the awards, the Board considered the total value expected to be realized from existing equity awards executives received in the years prior to the initial public offering. After consulting with Aon Radford and analyzing the value of existing awards against market data, the Board determined that true-up awards in the form of the IPO Options were an appropriate means of compensating recipients for their contributions to the Company. The IPO Options also served to promote executive retention and further align the executive team with shareholder interests.

The IPO Options granted to Mr. Webster and Ms. Umberger recognized their contributions and service from the time they co-founded the Company through the initial public offering. For Mr. Ford and Mr. Mahboob, the IPO Options recognized their contributions and service from the time they each respectively joined the Company through the initial public offering. For Mr. Webster and Ms. Umberger, the IPO Options were 60% fully vested upon grant, with 20% vesting on the first anniversary of the grant date and the remaining 20% vesting in equal monthly installments through the second anniversary of the grant date. For Mr. Ford and Mr. Mahboob, the IPO options vested 50% upon the first anniversary of the grant date, with the remaining 50% vesting monthly thereafter through the second anniversary of the grant date. Upon any NEO's termination of service for any reason other than the executive’s death or Disability (as defined in the 2025 Plan), all unvested IPO Options will automatically terminate and be forfeited. In the event of any NEO's termination of service due to the executive’s death or Disability or upon a Change in Control (each as defined in the 2025 Plan), all unvested IPO Options will automatically become vested. Each IPO Option has an exercise price of $17.00, equal to the initial public offering price.

No grants of stock options were made in fiscal year 2026.

Annual Long-Term Incentive Equity Awards

We generally grant annual equity awards to our executives in the form of performance-based restricted stock units and time-based restricted stock units. Our Board believes that grants of restricted stock units promote the alignment of executive and shareholder interests by linking realized value directly to our share price and long-term company performance.

Consistent with our executive compensation philosophy emphasizing pay for performance, a substantial majority of our executives’ realizable compensation is performance‑based and varies with the achievement of Company financial objectives, as well as changes in our share price. For our NEOs, at least 75% of each of their annual target total direct equity compensation is tied to the attainment of absolute and relative long-term Company performance goals.

For fiscal year 2026, executive officer equity awards were granted on July 17, 2025 and consisted of the below award types, each made pursuant to the 2025 Plan:

•
performance-based restricted stock unit awards (“Revenue PSUs”) that vest based upon the compensation committee's certification that the Company has achieved a pre-established GAAP revenue threshold for the period starting May 1, 2025 through April 30, 2026;
•
performance-based restricted stock unit awards (“rTSR PSUs”) that provide each individual with a target number (“rTSR Target”) of performance stock units that could be earned under the grant based upon the Company's Total Shareholder Return (“TSR”), for the period starting May 1, 2025 and ending April 30, 2027, compared with the TSR of a select group of peer index companies. The grantee may earn up to a total of two times the rTSR Target at the conclusion of the two-year vesting period; and
•
time-based restricted stock unit awards (“RSUs”) that vest over three years, with one-third of the RSUs vesting on each of the first, second, and third anniversaries of the grant date.

Upon the executive’s termination of service for any reason other than the executive’s death or Disability or upon a Change of Control (each as defined in the 2025 Plan), all unvested Revenue PSUs, rTSR PSUs, and RSUs will automatically terminate and be forfeited. In the event of the executive’s termination of service due to the executive’s death or Disability, (a) all Revenue PSUs and rTSR PSUs will remain outstanding and eligible to vest based upon actual performance achievement as if no termination had occurred and (b) all unvested RSUs will automatically become vested. Upon a Change of Control, (a) all unvested RSUs and Revenue PSUs will automatically become vested and (b) rTSR PSUs will vest based on actual relative TSR performance, measured as of the Change of Control date, using the same methodology otherwise applicable to the award.

The number of Revenue PSUs, rTSR PSUs, and RSUs granted to each NEO in fiscal year 2026 is set forth below (with Revenue PSUs and rTSR PSUs shown at the target number of units):

Name	Revenue PSUs (Target Amount)	rTSR PSUs (Target Amount)	RSUs
Brian Webster	176,471	88,235	88,235
Traci S. Umberger	58,824	29,412	29,412
Al Ford	58,824	29,412	29,412
Vaseem Mahboob	44,118	22,059	22,059

Benefit Plans and Policies

Each of the NEOs participates in the Kestra Medical Technologies, Inc.’s Executive Benefits Policy, which provides for a matching employer contribution under the Company’s 401(k) plan, and medical, vision, dental, life and accidental death and dismemberment insurance, disability, and a flexible savings account.

Employee Stock Purchase Plan

Our ESPP program allows eligible employees to purchase our common shares at a discounted rate below fair market value in defined offering windows throughout the year. Our NEOs are eligible to participate in the ESPP on the same terms as all other eligible employees, and do not receive any enhanced benefits under the plan.

Equity Compensation Plans

The following table provides certain information as of April 30, 2026, with respect to all of our equity compensation plans in effect on that date:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity Compensation Plans Approved by Shareholders
2025 Omnibus Incentive Plan (“2025 Plan”)	4,504,508	$17.04	(1)	8,115,403	(2)
2025 Employee Stock Purchase Plan (“ESPP”)	—	—		1,083,490	(3)
Equity Compensation Plans Not Approved by Shareholders	—	—		—
Total	4,504,508	$17.04		9,198,893

(1)
The weighted average exercise price represents the weighted average exercise price of outstanding options. The weighted average exercise price does not take into account shares issuable upon vesting of outstanding RSUs, which have no exercise price.
(2)
The 2025 Plan contains an “evergreen” provision pursuant to which the number of shares reserved for issuance under the 2025 Plan automatically increases on January 1 of each year, beginning in 2026 and continuing through and including 2036, by the lesser of (i) 5% of the total number of shares outstanding on the final day of the immediately preceding calendar year, (ii) 12,890,000 shares, or (iii) such lesser number of shares determined by our Board.
(3)
The ESPP contains an “evergreen” provision, pursuant to which the number of shares reserved for issuance under the ESPP automatically increases on January 1 of each year, beginning in 2026 and continuing through and including 2035, by the lesser of (i) 1% of the total number of shares outstanding on the final day of the immediately preceding calendar year, (ii) 5,000,000 shares, or (iii) such lesser number of shares determined by our Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information as to the beneficial ownership of our common shares as of July 17, 2026 for:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common shares;
•
each of our directors, director nominees, and NEOs individually; and
•
all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common shares subject to options that are currently exercisable or exercisable within 60 days of July 17, 2026 , or issuable pursuant to RSUs, which are subject to vesting and settlement conditions expected to occur within 60 days of July 17, 2026, are deemed to be outstanding and to be beneficially owned by the person holding the stock options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our common shares in the table is based on 58,603,121 shares of our common shares issued and outstanding on July 17, 2026. The table below does not reflect ownership of outstanding shares of our non-voting common shares. This table is based upon information supplied by officers, directors, principal shareholders, and Schedules 13D and Schedules 13G, if any, filed with the SEC. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Kestra Medical Technologies, Ltd., 3933 Lake Washington Blvd NE, Suite 200, Kirkland, Washington 98033.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Beneficial Ownership
5% and Greater Shareholders:
Affiliate of Bain Capital (1)	25,172,338	43.0%
T. Rowe Price Associates, Inc. (2)	5,968,664	10.2%
FMR LLC (3)	5,225,988	8.9%
Affiliates of Endeavour Entities (4)	2,448,942	4.2%
Named Executive Officers and Directors:
Brian Webster (5)	1,965,098	3.3%
Traci S. Umberger (6)	645,658	1.1 *
Al Ford (7)	167,295	*
Vaseem Mahboob (8)	178,145	*
Jeffrey Schwartz (9)	10,909	*
Raymond W. Cohen (10)	50,903	*
Conor Hanley (11)	13,121	*
Mary Kay Ladone (12)	41,415	*
Elizabeth Kwo, M.D. (13)	10,909	*
Kevin Reilly (14)	8,300	*
All directors and executive officers as a group (11 persons)	3,131,093	5.3%

* Represents beneficial ownership of less than one percent.

(1)
Based solely on information contained in the Schedule 13G/A filed with the SEC on February 17, 2026. Includes 25,172,338 shares held directly by Bain Charger Holdings, L.P. (“Bain Charger”). Bain Capital Investors, LLC (“BCI”) is the general partner of Bain Charger. As a result, BCI may be deemed to exercise voting and dispositive power with respect to the shares held by Bain Charger. Voting and investment decisions with respect to securities held by Bain Charger are made by the partners of BCI, of whom there are three or more and none of whom individually has the power to direct such decisions. The address of Bain Charger and BCI is 200 Clarendon Street, Boston, Massachusetts 02116.
(2)
Based solely on information contained in the Schedule 13G/A filed with the SEC on February 17, 2026. Includes 2,405,643 shares held directly by Endeavour Medtech Growth II LP and 43,299 shares held directly by Endeavour Medtech Growth II Parallel LP. Endeavour Medtech II GP Limited is the general partner of Endeavour Medtech Growth II LP and Endeavour Medtech Growth II Parallel LP (collectively, the “Endeavour Entities”). As a result, the Endeavour Entities may be deemed to share ownership with respect to the shares held by Endeavour Medtech Growth II LP and Endeavour Medtech Growth II

Parallel LP. The principal business address of the Endeavour Entities is c/o Endeavour Medtech Growth II LP, P.O. Box 656, East Wing Trafalgar Court, Les Banques, St Peter Port, Guernesy GY1 3PP.
(3)
Based solely on information contained in the Schedule 13G/A filed with the SEC on April 8, 2026. T. Rowe Price Associates, Inc., an investment adviser, has sole voting power with respect to 5,966,639 shares and sole dispositive power with respect to 5,968,664 shares. The principal address for T. Rowe Price Associates, Inc. is 1307 Point Street, Baltimore, MD 21231.
(4)
Based solely on information contained in the Schedule 13G/A filed with the SEC on October 6, 2025. FMR LLC has sole voting and dispositive power with respect to 5,225,988 shares and reflects securities beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, Abigail P. Johnson and one or more other persons. The principal address for the FMR LLC entities is 245 Summer Street, Boston, MA 02210.
(5)
Includes 1,542,668 shares underlying vested options directly held by Mr. Webster and 59,334 underlying vested options directly held by Mr. Webster that will vest within 60 days of July 17, 2026. Also includes 176,471 Revenue PSUs and 29,408 RSUs that are vested and expected to settle within 60 days of July 17, 2026, excluding any shares that may be withheld or sold to satisfy applicable tax withholding obligations.
(6)
Includes 468,868 shares underlying vested options directly held by Ms. Umberger and 18,034 underlying vested options directly held by Ms. Umberger that will vest within 60 days of July 17, 2026. Also includes 58,824 Revenue PSUs and 9,803 RSUs that are vested and expected to settle within 60 days of July 17, 2026, excluding any shares that may be withheld or sold to satisfy applicable tax withholding obligations.
(7)
Includes 78,668 shares underlying vested options directly held by Mr. Ford and 9,834 underlying vested options directly held by Mr. Ford that will vest within 60 days of July 17, 2026. Also includes 58,824 Revenue PSUs and 9.803 RSUs that are vested and expected to settle within 60 days of July 17, 2026, excluding any shares that may be withheld or sold to satisfy applicable tax withholding obligations.
(8)
Includes 106,000 shares underlying vested options directly held by Mr. Mahboob and 13,250 underlying vested options directly held by Mr. Mahboob that will vest within 60 days of July 17, 2026. Also includes 44,118 Revenue PSUs and 7,352 RSUs that are vested and expected to settle within 60 days of July 17, 2026, excluding any shares that may be withheld or sold to satisfy applicable tax withholding obligations.
(9)
Includes 10,909 RSUs directly held by Mr. Schwartz that will vest within 60 days of July 17, 2026. Does not include shares held by Bain Charger as set forth in footnote 1. Mr. Schwartz is a member of our Board and is a partner at Bain Capital Private Equity, LP, and as such, he may be deemed to shared voting and dispositive power with respect to the securities held by Bain Charger; Mr. Schwartz does not have direct ownership or sole control of the shares held by Bain Charger and disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. The address of Mr. Schwartz is c/o Bain Capital Private Equity, LP, 200 Clarendon Street, Boston, Massachusetts 02116.
(10)
Includes 10,909 RSUs directly held by Mr. Cohen that will vest within 60 days of July 17, 2026. Also includes 8,663 restricted common shares held by Mr. Cohen subject to continued vesting conditions, which vest one-half on October 7, 2026 and one-half on October 7, 2027.
(11)
Includes 13,121 RSUs directly held by Mr. Hanley that will vest within 60 days of July 17, 2026.
(12)
Includes 10,909 RSUs directly held by Ms. Ladone that will vest within 60 days of July 17, 2026. Also includes 8,663 restricted common shares held by Ms. Ladone subject to continued vesting conditions, which vest one-half on October 7, 2026 and one-half on October 7, 2027.
(13)
Includes 10,909 RSUs directly held by Dr. Kwo that will vest within 60 days of July 17, 2026.
(14)
Includes 8,300 RSUs directly held by Mr. Reilly that will vest within 60 days of July 17, 2026. Does not include 4,100 common shares owned by Mr. Reilly's spouse, as to which Mr. Reilly may be deemed to share voting and dispositive power; Mr. Reilly disclaims ownership of these shares except to the extent of any pecuniary interest therein. The address of Mr. Reilly is c/o Ally Bridge Group LLC, 430 Park Avenue, Floor 12, New York, NY 10022.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the Company. Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to our officers, directors, and greater than 10% beneficial owners were complied with during the fiscal year ended April 30, 2026, with the exceptions of (i) a Form 4 filed by Mr. Cohen on September 8, 2025 to report the purchase of 17,000 shares, (ii) a Form 4 amendment filed by Ms. Umberger on September 15, 2025 to report the purchase of 20,000 shares, and (iii) a Form 4 amendment filed by Mr. Ford on September 15, 2025 to report the purchase of 13,500 shares. In each case, the purchases were made on March 7, 2025, pursuant to the Company's initial public offering share reserve program.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

Brokers with account holders who are Kestra shareholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, you may notify your broker or direct your written request to our General Counsel at 3933 Lake Washington Blvd NE, Suite 200, Kirkland, Washington 98033. Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker or the Company at 3933 Lake Washington Blvd NE, Suite 200, Kirkland, Washington 98033. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report, Proxy Statement, proxy card, or Notice of Annual Meeting to a shareholder at a shared address to which a single copy of the documents was delivered.

Shareholder Proposals for the 2027 Annual Meeting

Shareholder Proposals Under Rule 14a-8

Shareholders who wish to present a proposal in accordance with SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in our proxy materials to be distributed in connection with our 2027 annual meeting of shareholders (the “2027 Annual Meeting”) must submit their proposal in accordance with Rule 14a-8’s requirements, including ensuring it is received by our General Counsel by mail at 3933 Lake Washington Blvd NE, Suite 200, Kirkland, Washington 98033 no later than 5:00 p.m. Eastern Time on March 30, 2027. For convenience, shareholder proposals may also be sent to our General Counsel at corporatesecretary@kestramedical.com. If the date of the 2027 Annual Meeting is more than 30 days before or after September 9, 2027, then the deadline to timely receive such material will be a reasonable time before we begin to print and send our proxy materials relating to the 2027 Annual Meeting. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

Other Shareholder Proposals or Nominations and Universal Proxy

A shareholder proposal must comply with the requirements as to form and substance established by our Bye-laws and, if applicable, the SEC, to be eligible to be voted on at the 2027 Annual Meeting. Our Bye-laws require that shareholders who intend to propose, outside of Rule 14a-8 under the Exchange Act, any proposal, including nominating candidates for election as directors, at the 2027 Annual Meeting must provide notice of such proposals in writing to our General Counsel no earlier than May 12, 2027, and no later than 5:00 p.m. Eastern Time on June 11, 2027. However, if the date of the 2027 Annual Meeting is more than 30 days before or more than 70 days after September 9, 2027, such shareholder’s notice must be delivered in writing not earlier than the opening of business on the 120th day prior to the 2027 Annual Meeting and not later than 5:00 p.m. Eastern Standard Time on the later of (i) the 90th day prior to the 2027 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company. The notice must comply with the timing, disclosure, procedural and other requirements set forth in our Bye-laws.

In addition to satisfying the requirements under our Bye-laws, if a shareholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than the Company’s nominees, the shareholder must also provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to our General Counsel at the address above no later than July 9, 2027. If the date of the 2027 Annual Meeting is changed by more than 30 calendar days from the one-year anniversary date of the Annual Meeting, then the shareholder most provide notice by the later of 60 calendar days prior to the 2027 Annual Meeting and 10 calendar days following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company.

For a shareholder to make any nomination for election to the Board at an annual meeting, the shareholder must provide notice to the Company, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices, located at 3933 Lake Washington Blvd NE, Suite 200, Kirkland, Washington 98003, not less than the close of business on the 90th day nor earlier than the close of business on the 120th day before the first anniversary of the preceding year’s annual general meeting, however, that if the date of the annual meeting is advanced by more than 30 days, or delayed by more than 70 days from such anniversary date, the shareholder’s notice must be delivered, or mailed and received, not earlier than the opening of business on the 120th day prior to such annual general meeting and not later than the close of business on the later of the 90th day prior to such annual general meeting or the tenth day following the day on which the public announcement of the date of such meeting is first made by the Company. Further updates and supplements to such notice may be required at the times, and in the forms, required under our Bye-laws. As set forth in our Bye-laws, submissions must include the name and address of the proposed nominee, indirect and direct interests in securities of the Company, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act, information regarding the proposed nominee’s indirect and direct material interests in any material contract or agreement between the nominating shareholder and any other participants in such solicitation, including all information that would be required to be disclosed pursuant to Rule 404 under Regulation S-K, and a completed and signed questionnaire, representation, and agreement of the proposed nominee. Our Bye-laws also specify further requirements as to the timing, form, and content of a shareholder’s notice. Any shareholder wishing to make a nomination for director should review a copy of our Bye-laws, as amended and restated to date, which is available, without charge, at https://investors.kestramedical.com/corporate-governance/documents-charters.

A shareholder proposal must comply with the requirements as to form and substance established by our Bye-laws and, if applicable, the SEC, to be eligible to be voted on at the 2027 Annual Meeting.

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the shareholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.

We have filed our Annual Report with the SEC. It is available free of charge on the SEC’s website at www.sec.gov. Upon written request by a shareholder of Kestra, we will mail, without charge, a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report. Exhibits to the Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to our General Counsel at 3933 Lake Washington Blvd NE, Suite 200, Kirkland, Washington 98033.

Logo KESTRA MEDICAL TECHNOLOGIES, LTD. 3933 LAKE WASHINGTON BLVD NE, SUITE 200 KIRKLAND, WASHINGTON 98033 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 8, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/KMTS2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 8, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T02700-P54968 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY KESTRA MEDICAL TECHNOLOGIES, LTD. The Board of Directors recommends you vote FOR proposals 1 and 2: 1. The election of each of the following directors or director nominees to serve as a Class II director until the Company's 2029 annual meeting of shareholders or until his or her successor is duly elected and qualified. Nominees: For Against Abstain 1a. Raymond W. Cohen 1b. Kevin Reilly 1c. Traci S. Umberger For Against Abstain 2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending April 30, 2027. NOTE: At their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of the 2026 Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. T02701-P54968 KESTRA MEDICAL TECHNOLOGIES, LTD. ANNUAL MEETING OF SHAREHOLDERS SEPTEMBER 9, 2026 9:00 A.M. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Brian Webster and Traci S. Umberger, or either of them, as proxies, each with the power to act without the other and with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Shares of KESTRA MEDICAL TECHNOLOGIES, LTD. that the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on September 9, 2026, at 9:00 a.m. Eastern Time, at www.virtualshareholdermeeting.com/KMTS2026, and any adjournment or postponement thereof, with all the powers which the undersigned would possess if present at the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side